UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

VERACYTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	VCYT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain  Officers; Compensatory Arrangements of Certain Officers

On April 13, 2020, the Board of Directors (the “Board”) of Veracyte, Inc., a Delaware corporation (“Veracyte”), adopted, subject to stockholder approval, the Amended and Restated Veracyte, Inc. Employee Stock Purchase Plan (“ESPP”) to increase the number of shares of Veracyte’s common stock reserved for issuance under the ESPP by an additional 1,500,000 shares, to enable the enrollment of part-time and temporary employees who are otherwise ineligible to participate in the ESPP, and to make certain other administrative changes, subject to stockholder approval. Veracyte’s stockholders approved the amendment to the ESPP at Veracyte’s 2020 Annual Meeting of Stockholders held on June 5, 2020 (the “Annual Meeting”). The foregoing description of the amendment is qualified in its entirety by reference to the text of the ESPP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Annual Meeting of Stockholders of Veracyte held on June 5, 2020:

1.The following Class I Directors were elected to serve until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes
Bonnie H. Anderson	40,379,109	919,810	5,328,754
Robert S. Epstein	37,461,268	3,837,651	5,328,754
Evan Jones	40,360,567	938,352	5,328,754

2. To approve the Amended and Restated Veracyte, Inc. Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
40,394,570	900,066	4,283	5,328,754

3. The ratification of the appointment of Ernst & Young LLP as Veracyte's independent registered public accounting firm for 2020:

For	Against	Abstain
46,587,055	2,604	38,014

4. The approval, on a non-binding advisory basis, of the compensation of Veracyte’s named executive officers:

For	Against	Abstain	Broker Non-Votes
39,733,134	1,228,494	337,291	5,328,754

Item 9.01 Financial Statements and Exhibits.
(d)

Exhibit No.	Description

10.1	Amended and Restated Employee Stock Purchase Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 9, 2020

VERACYTE, INC.

		By:	/s/ Keith Kennedy
		Name:	Keith Kennedy
		Title:	Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer)